UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2024

THRYV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35895	13-2740040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 West Airfield Drive P.O. Box 619810 DFW Airport, Texas	75261
(Address of Principal Executive Offices)	(Zip Code)

(972) 453-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THRY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2024, Thryv Holdings, Inc. (the “Company”) and Gordon Henry, Chief Strategy Officer and executive vice president of the Company, mutually agreed that Mr. Henry would leave the Company effective March 22, 2024.
.
In connection with his separation, the Company and Mr. Henry entered into a separation agreement and release (the “Separation Agreement”) attached hereto as Exhibit 10.1, pursuant to which Mr. Henry will receive the severance payments and benefits otherwise payable to him under the Company’s Executive Vice President Severance Program, which is comprised of (a) cash severance of $1,083,750, which is equal to 78 weeks of severance pay based on his current weekly salary plus one and a half times his short-term incentive bonus at target, (b) payment of a prorated annual short-term incentive bonus for the current fiscal year, based on actual company performance, (c) basic life insurance coverage paid by the Company for 18 months, and (d) outplacement benefits for up to one year. The Separation Agreement contains confidentiality, non-disparagement, and both employee and customer non-solicitation covenants, as well as other customary terms and conditions, including a release by Mr. Henry of any claims against the Company.

Mr. Henry’s departure will constitute a “Termination without Cause” under the terms of the outstanding restricted stock units and performance stock units granted to Mr. Henry under the Company’s 2020 Incentive Award Plan, which will entitle Mr. Henry to a prorated portion of the unvested restricted stock units that would otherwise have vested on the next applicable vesting date, and a prorated portion of the unvested performance stock units will remain eligible to vest based on actual company performance.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this document:

Exhibit Number	Description

10.1	Separation Agreement and Release, dated as of March 13, 2024, between the Company and Gordon Henry.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THRYV HOLDINGS, INC.

Date: March 13, 2024	By:	/s/ Paul D. Rouse
Name: Paul D. Rouse
Title: Chief Financial Officer, Executive Vice President and Treasurer